UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2022

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	ASTC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.  Shareholder Director Nominations.

Given that the date of the 2021 annual meeting of stockholders (the “2021 Annual Meeting”) differs by more than 30 days from the anniversary date of Astrotech Corporation’s (the “Company”) 2020 annual meeting of stockholders (the “2020 Annual Meeting”), pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby providing notice of the deadlines for submission of stockholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any nomination for election to the Board of Directors of the Company (the “Board”) or a proposal of business (other than pursuant to Rule 14a-8 of the Exchange Act), in each case, with respect to the 2021 Annual Meeting. The Company will publish additional details regarding the exact time, location, record date and matters to be voted on at the 2021 Annual Meeting in the Company’s proxy statement for the 2021 Annual Meeting.

Under the Company’s Bylaws (the “Bylaws”), because the date of the 2021 Annual Meeting is more than 30 days before the anniversary date of the 2020 Annual Meeting, in order for a nomination for election to the Board or a proposal of business (other than pursuant to Rule 14a-8 of the Exchange Act) to be presented at the 2021 Annual Meeting, a stockholder of record must deliver proper notice to our Secretary (Astrotech Corporation, 2105 Donley Drive, Suite 100, Austin, Texas 78758, Attention: Secretary) no later than 6:00 p.m. Central Time on January 16, 2022.

Given that the date of the 2021 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2020 Annual Meeting, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Exchange Act, will be Friday, January 21, 2022 (which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting). Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting.

Item 8.01 Other Events.

The description above under “Item 5.08–Shareholder Director Nominations” is incorporated by reference into this Item 8.01. On January 6, 2022, the Company issued a Press Release announcing that the date of its 2021 Annual Meeting will be March 25, 2022. The full text of the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 6, 2022, issued by Astrotech Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Eric Stober

Name:	Eric Stober
Title:	Chief Financial Officer

Date: January 6, 2022